UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2017

usell.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Madison Ave., 17th Floor New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 213-6805

Former Address: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Overview

On January 13, 2017 (the “Closing Date”), uSell.com, Inc., a Delaware corporation (“uSell”), BST Distribution, Inc., a New York corporation which is uSell’s wholly-owned subsidiary (“BST”), We Sell Cellular LLC, a Delaware limited liability company which is BST’s wholly-owned subsidiary (“We Sell”), and certain other subsidiaries of uSell entered into a series of agreements with an institutional investor (the “Investor”), pursuant to which uSell issued the Investor a three-year secured promissory note in the principal amount of $8,660,000 (the “New Loan”), paid off its prior credit facility with certain institutional investors for which BAM Administrative Services, LLC acted as agent (the “BAM Facility”), and created a special purpose entity with equity funding from the Investor in the amount of $5,200,000 for the purpose of increasing uSell’s ability to purchase and sell cell phones and similar inventory for resale. As used in this Report, the term “uSell” includes BST, We Sell and all of their subsidiaries, unless clear from the context. In addition, when referring to the New Loan, the Investor is referred to as the “Lender,” and when referring to the special purpose entity, the Investor is referred to as the “Manager.” The transactions and related agreements are described in further detail below.

Item 1.01 Entry into a Material Definitive Agreement.

Special Purpose Entity

On the Closing Date, uSell and the Manager formed a special purpose entity as a Delaware limited liability company (the “SPE”), for the purpose of purchasing, refurbishing, repairing and reselling cell phones, smart phones, tablets and related accessories. The Manager is the sole manager of the SPE. The Manager invested $5,200,000 in equity in exchange for a membership interest. Of this sum, $5,000,000 will be used by the SPE for the purchase of approved inventory. The Manager received a $104,000 consulting fee for startup services and the remaining $96,000 was used to pay legal fees.

As further detailed in the Services Agreement entered into between uSell and the SPE on the Closing Date, uSell will provide all administrative and inventory management services necessary to the SPE’s daily operations. uSell and its personnel will not be compensated for providing services to the SPE, and uSell will generally be responsible for the costs of providing services to the SPE. However, the SPE will be responsible for costs directly related to acquiring and refurbishing the SPE’s inventory, shipping, certain tax accounting fees approved by the Manager, and other costs. The Services Agreement allows uSell to purchase inventory for its account and not for the SPE’s account until uSell has no available capital to purchase inventory. In exchange for its future services, uSell received its membership interest in the SPE. Profits from the SPE will be distributed to the Manager and to uSell based on certain return thresholds.

Neither uSell nor the Manager may dissolve the SPE during the first six months following its formation. After six months, the Manager may dissolve the SPE if the Manager has not received an average of at least $150,000 in distributions per month from the SPE beginning with month seven and future months. Either party may dissolve the SPE following 18 months from its formation but uSell must repay the loan described in Item 2.03 if it elects to dissolve the SPE. In addition, the Manager may dissolve the SPE at any time if uSell breaches its obligations under the SPE’s Limited Liability Company Agreement. Distributions upon dissolution of the SPE vary based on whether the Manager or uSell elects to dissolve the SPE.

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In connection with formation of the SPE, each of Nik Raman, uSell’s Chief Executive Officer and a uSell director, Brian Tepfer, We Sell’s Chief Executive Officer and a uSell director, and Scott Tepfer, We Sell’s President, entered into Non-Competition and Confidentiality Agreements with uSell and the SPE.

The foregoing description of the Services Agreement and the Contribution Agreement is qualified in its entirety by the terms of the Services Agreement filed as Exhibit 10.1 hereto, and the Contribution Agreement filed as Exhibit 10.2 hereto, each of which is incorporated herein by reference. In addition, the forms of Non-Competition and Confidentiality Agreements are attached as Exhibit 10.3 and 10.4.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Note Purchase Agreement and Secured Term Note

On the Closing Date, uSell, BST, and We Sell entered into a Note Purchase Agreement (the “NPA”) with the Lender (in Lender’s capacity as a purchaser and as the agent (the “Agent”) for all purchasers from time to time party to the NPA), pursuant to which uSell, BST and We Sell jointly and severally issued the Lender a secured term note in the principal amount of $8,660,000 at an original issue discount of 1%, for gross proceeds of $8,572,400 (the “Note”). The Note matures three years from issuance and bears interest at an annual rate of 13.25%, which interest is due and payable monthly in arrears. In addition, uSell paid the Lender a fee equal to 2% of the aggregate original principal amount of the Note and will pay the Lender a monthly maintenance fee based on an annual rate of 0.75% of the aggregate original principal amount of the Note. The Note is prepayable after 18 months with a 3% prepayment penalty. The Note contains customary financial covenants. In connection with the issuance of the Note, uSell granted the Lender a right of first refusal to participate in future financings (with certain exceptions) for as long as the principal balance of the Note remains outstanding.

uSell applied the proceeds received upon issuance of the Note to repay all amounts outstanding under the BAM Facility. At the time of repayment, amounts of principal outstanding under the BAM Facility were $8,080,000, with accrued interest and fees bringing the total payoff amount to $8,140,295.58. Although the BAM Facility had a 3% prepayment penalty, one of the BAM Facility lenders agreed to assume the entire amount of the $242,400 prepayment penalty, which permitted uSell to avoid paying the prepayment penalty.

The foregoing description of the NPA and the Note is a summary only and is qualified in its entirety by the full text of the NPA filed as Exhibit 10.5 hereto, and the Note filed as Exhibit 10.6 hereto, each of which is incorporated herein by reference.

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Security Agreements, Subsidiary Guaranty and Pledge Agreement

In connection with the execution of the NPA and issuance of the Note, uSell, BST, We Sell and certain of their wholly-owned subsidiaries (collectively, the “Debtors”) entered into a Security Agreement for the benefit of the Lender and Agent. Pursuant to the Security Agreement, the Debtors granted the Agent (for the benefit of the Lender) a lien on all of each Debtor’s respective assets, including, but not limited to, equipment, inventory, accounts, and intellectual property. The wholly-owned subsidiaries which are parties to the Security Agreement also jointly and severally guaranteed payment and performance of all obligations under the Note and related debt transaction documents. uSell also entered into a Trademark Security Agreement with the Lender incorporating the terms of the Security Agreement with respect to the uSell’s trademark-related collateral.

As additional collateral to guarantee the Note and related obligations, uSell, BST and Upstream Phone Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of uSell, also entered into a Pledge Agreement for the benefit of the Agent pursuant to which they pledged the equity interests of certain of their wholly-owned subsidiaries, including BST and We Sell, and uSell pledged its equity interest in the SPE.

In connection with the above, the Management Agreement effective as of October 1, 2015 by and among uSell, Nik Raman, Brian Tepfer, Scott Tepfer, and Daniel Brauser, uSell’s Executive Chairman, was amended to clarify that nothing in the Management Agreement precludes the Agent’s ability to exercise its remedies as a secured creditor party under the Note and related agreements.

The foregoing description of the Security Agreement, the Subsidiary Guaranty, the Trademark Security Agreement, the Pledge Agreement and the Amendment to the Management Agreement is a summary only and is qualified in its entirety by the full text of the Security Agreement filed as Exhibit 10.7 hereto, the Subsidiary Guaranty filed as Exhibit 10.8 hereto, the Trademark Security Agreement filed as Exhibit 10.9 hereto, the Pledge Agreement filed as Exhibit 10.10 hereto, and the Amendment to the Management Agreement filed as Exhibit 10.11 hereto, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Services Agreement

10.2	Form of Contribution Agreement

10.3	Form of Non-Compete and Confidentiality Agreement - Tepfers

10.4	Form of Non-Compete and Confidentiality Agreement - Raman

10.5	Form of Note Purchase Agreement *

10.6	Form of Secured Term Note

10.7	Form of Security Agreement *

10.8	Form of Subsidiary Guaranty *

10.9	Form of Trademark Security Agreement *

10.10	Form of Pledge Agreement *

10.11	Form of Amendment to Management Agreement

*	Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USELL.COM, INC.

Date: January 19, 2017	/s/	Nikhil Raman
	Name:	Nikhil Raman
	Title:	Chief Executive Officer

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